Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-25239

Ladies and Gentlemen:

     On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act of 1933, as amended, a Supplement dated January 31, 1998 to the Partnership's final prospectus dated April 30, 1997.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                  January 1998

The net asset value for the Smith Barney Diversified Futures Fund L.P. II was $1,114.95, down 0.8% for the month of January. Uncertainty in the financial and commodity markets created a volatile trading environment for the Fund's advisors.

Solid gains were posted by the Fund's advisors as German, French and U.S. bond prices rose amid a host of global events, including benign inflation news. In the currency markets, profits generated in the Swiss Franc and Deutsche Mark failed to offset losses incurred mainly in the Japanese Yen, where a short position suffered as investor confidence was restored in Asia. Trading was also unprofitable from short positions in the Japanese Nikkei which gained in tandem with the Japanese Yen.

In the base and precious metal markets, the Fund's advisors experienced gains from positions in silver and nickel as the price of these metals rose. Advisors experienced losses as the price of gold rose, which offset gains from silver and nickel, leading to a generally negative contribution from this sector.

In the grains and oilseeds markets, the Fund's advisors trading was unprofitable in corn and the soybean complex.

In the energy markets, advisors experienced substantial gains from positions in crude oil as tensions in the Middle East lifted prices.

Important Notes From the General Partner

Effective January 31, 1998, Chesapeake Capital Corp. was replaced as an advisor to the Fund. Assets previously allocated to Chesapeake have been allocated to a new advisor to the Fund, Campbell & Co. For further information, please contact your Smith Barney Financial Consultant.

Smith Barney Futures Management Inc.

                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                           For the Period January 1,
                            Through January 31, 1998


                                                                       Percent
                                                                      of Average
                                                                      Net Assets
                                                                      ----------

Realized gains from trading                       $   3,032,259           2.69 %
Change in unrealized gains/losses
from trading                                         (3,381,884)         (3.00)
                                                  -------------       ---------

                                                       (349,625)         (0.31)

Add, Brokerage commissions
and clearing fees ($21,514)                             656,108           0.58
                                                  -------------       ---------


Net realized and unrealized losses                   (1,005,733)         (0.89)
Interest Income                                         395,571           0.35
                                                  -------------       ---------

                                                       (610,162)         (0.54)
                                                  -------------       ---------

Less, Expenses:
Management fees                                         261,637           0.23
Other expenses                                           18,219           0.02
                                                  -------------       ---------

                                                        279,856           0.25
                                                  -------------       ---------

Net Loss                                               (890,018)         (0.79)%
                                                                      =========

Additions (1,735.2460 L.P. units at
December 31, 1997 net asset value
per unit of $1,123.76)                                1,950,000

Additions (8.0088 G.P. units at
December 31, 1997 net asset value
per unit of $1,123.76)                                    9,000

Redemptions (525.3493 units at
January 31, 1998 net asset value
per unit of $1,114.95)                                 (585,738)
                                                  -------------

Increase in net assets                                  483,244

Net Assets, December 31, 1997                       111,579,691

                                                  =============
Net Assets, January 31, 1998                      $ 112,062,935
                                                  =============


Net asset value per unit                          $    1,114.95
($112,062,935/100,509.6754units)                  =============






To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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